EXECUTION VERSION
FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, dated as of July 15, 2010 (this “Agreement”) is among Radio One, Inc. (the “Borrower”), each of the guarantors signatory hereto (the “Guarantors” and together with the Borrower, the “Loan Parties”), the lenders party hereto and Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of June 13, 2005 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) with the lenders from time to time party thereto (the “Lenders”) and the Agent;

WHEREAS, the Borrower has advised the Agent that certain Defaults and Events of Default have occurred under the Credit Agreement as a result of (i) the Borrower’s failure to comply with the Total Leverage Ratio covenant in Section 6.01(b) of the Credit Agreement (the “Leverage Default”), and (ii) the breach of the requirement in Section 5.02(a) of the Credit Agreement to provide prompt written notice of the Leverage Default (the “Notice Default”);

WHEREAS, the Borrower has requested that the Agent and the Lenders forbear from exercising certain rights and remedies for a limited period of time; and

WHEREAS, Agent and Lenders are willing to forbear from exercising certain remedies for a limited period of time, all in the manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.  Each of the following capitalized terms shall have the meaning set forth below:

(a) “Existing Defaults” means collectively the Leverage Default, the Notice Default, and any Default or Event of Default caused by the Leverage Default and the Notice Default.

(b) “Forbearance Default” means the occurrence of any Event of Default or Default, other than (i) the Existing Defaults and (ii) any Default or Event of Default occurring as a result of any “Payment Blockage Notice” (as defined in the applicable indenture) delivered to the trustees for the 2001 Senior Subordinated Note Holders and/or the 2005 Senior Subordinated Note Holders (collectively, the “Cross Default”).

(c) “Forbearance Period” means the period beginning on the date hereof and ending on the Forbearance Termination Date.

(d) “Forbearance Termination Date” means the earliest to occur of (i) 5:00 p.m. (Eastern time) on August 13, 2010, (ii) the date upon which a Forbearance Default occurs, and (iii) the failure of the Borrower to deliver the 13-week cash flow projection pursuant to Section 5 hereof and such failure continues for more than one day, or the date of the breach by any Loan Party of any other representation, warranty, covenant, or agreement contained herein in any material respect.

2. Limited Forbearance.

(a) During the Forbearance Period, subject to the terms and conditions of this Agreement, the Agent and the Lenders party hereto hereby agree to forbear from (i) accelerating the Loans and declaring the principal amount of the Loans and all accrued and unpaid interest and all other sums due in connection therewith to be immediately due and payable, (ii) taking any action to enforce a remedy with respect to any Collateral and (iii) exercising any other rights or remedies under the Loan Documents arising as a result of the occurrence and/or continuance of the Existing Defaults or any Cross Default, except as expressly set forth in Section 2(c), Section 3 and Section 4 of this Agreement.

(b) Nothing in this Agreement shall be construed as a waiver of or acquiescence to the Existing Defaults, and the Existing Defaults shall continue in existence notwithstanding the agreement of the Agent and the Lenders to forbear as set forth herein.  Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any term or aspect of the Credit Agreement or the other Loan Documents; (ii) extend the terms of the Credit Agreement or the due date of any of the obligations thereunder; (iii) give rise to any obligation on the part of the Agent or the Lenders to extend, amend, waive or otherwise modify any term or condition of the Credit Agreement or any of the other Loan Documents; or (iv) give rise to any defense or counterclaim to the rights of the Agent or the Lenders to otherwise enforce rights and remedies under the Credit Agreement, the other Loan Documents or otherwise, including without limitation, to (x) exercise all rights and remedies against any Loan Party by virtue of the occurrence and continuance of any Forbearance Default and (y) deliver one or more Payment Blockage Notices to the trustees for the 2001 Senior Subordinated Note Holders and/or the 2005 Senior Subordinated Note Holders on account of the Existing Defaults or any Forbearance Default.  Following the Forbearance Period, the Agent and the Lenders may exercise all rights and remedies against any Loan Party that may exist by virtue of the occurrence and continuance of the Existing Defaults or any Forbearance Default that occurs.  Except as expressly set forth in Paragraph 2(a) above, the Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable Law with respect to the Existing Defaults.

(c) The Agent and Lenders shall have the right to deliver one or more Payment Blockage Notices to the trustees for the 2001 Senior Subordinated Note Holders and/or the 2005 Senior Subordinated Note Holders on account of the Existing Defaults or any Forbearance Default.

3. Default Interest.  From and after July 1, 2010, the Borrower shall pay interest on the principal amount of all outstanding Obligations under the Credit Agreement at a fluctuating interest rate per annum at all times equal to the Default Rate, which interest shall be payable monthly, as demanded by the Administrative Agent in accordance with Section 2.13(c) of the Credit Agreement, with the first interest payment due on July 31, 2010.  Upon the expiration of the Interest Period for any LIBOR Loan outstanding as of the date hereof, such LIBOR Loan shall be automatically converted to an ABR Loan.

4. Revolver Access.  During the Forbearance Period and for so long as an Event of Default shall be continuing, the Borrower shall not request any Borrowing or issuance of any Letter of Credit.

5. Financial Reporting.  From and after the date hereof, the Borrower shall deliver to the Agent on the Thursday of each week, a prospective thirteen-week cash flow substantially in the form of Exhibit A for the Borrower and its consolidated Subsidiaries.

6. Representations and Warranties.  To induce the Agent and the Lenders to enter into this Agreement, each Loan Party makes the following representations and warranties to the Agent and the Lenders as of the date hereof:

(a) The Existing Defaults have occurred and are continuing.

(b) The principal balance of the outstanding Obligations under the Credit Agreement is at least $355,480,159.99, which amount does not include fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement.

(c) All of the Obligations under the Credit Agreement, including those set forth above in subsection (b), are valid and outstanding, and no Loan Party has any right of offset, defenses, claims or counterclaims with respect to any of the Obligations.

(d) Pursuant to Paragraph 8 of the Third Amendment to Credit Agreement and Waiver, dated as of March 30, 2010 (“Paragraph 8”), the Loan Parties are required to provide, among other things, certain real estate mortgages.  The deadline for the Loan Parties’ compliance with the requirements of Paragraph 8 with respect to leasehold mortgages has been extended by the Agent until August 7, 2010.  The Loan Parties agree that they will each use commercially reasonable efforts to promptly provide the leasehold mortgages to the extent required by Paragraph 8 no later than August 7, 2010 (or such later date as agreed to by the Administrative Agent in its sole discretion).

(e) The execution, delivery and performance of this Agreement and the performance of the Credit Agreement by the Borrower: (i) are within each Loan Party’s corporate, partnership or limited liability company power; (ii) have been duly authorized by all necessary corporate, partnership or limited liability company action; (iii) do not violate any provision of any Loan Party’s organizational documents; (iv) do not violate applicable Law; (v) do not violate or result in a default under any indenture, material agreement or other material instrument binding upon any Loan Party or any of its assets; (vi) do not result in the creation or imposition of any Lien upon any asset of any Loan Party other than those created pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority, except such as have been obtained or made and are in full force and effect.

(f) This Agreement has been duly executed and delivered by or on behalf of the Borrower and each other Loan Party.

(g) This Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other Laws relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

(h) No Event of Default or Default has occurred and is continuing other than the Existing Defaults.

(i) The representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; provided, that the representations and warranties contained in Section 3.04(b) are given without taking into consideration the Existing Defaults and the execution and delivery of this Agreement by the Loan Parties.

7. No Other Consents/Waivers.  Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms and (b) this Agreement shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any rights, powers or remedies which the Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

8. Release.  Each Loan Party does (and agrees to cause each other Loan Party to), for itself and its successors and assigns, remise, release, discharge and hold harmless the Agent and each Lender and their respective predecessors, successors and permitted assigns and each of their respective officers, directors, agents, employees, attorneys and financial and other advisors (each such Person, a “Releasee”) from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which any Loan Party or its successors or assigns has had or may now or hereafter claim to have against any Releasee in any way arising from or connected with the Loan Documents or the arrangements set forth therein or transactions thereunder, in each case, to the extent arising, accruing or occurring on or before the date hereof.

9. Effectiveness.  This Agreement shall become effective (the “Effective Date”) only upon satisfaction in full of each of the following conditions:

(a) Consent.  The Agent shall have received (i) counterpart signature pages of this Agreement duly executed and delivered by each of the Borrower, the Agent and the Requisite Lenders and (ii) an acknowledgement and consent thereto executed by each Guarantor.

(b) Fees and Expenses.  Loughlin Meghji + Company shall have received payment or reimbursement of any and all reasonable invoiced fees, out-of-pocket expenses and other amounts owed by the Borrower and invoiced prior to 2:00 p.m. Eastern time on July 15, 2010. Morgan, Lewis & Bockius LLP shall have received payment or reimbursement of any and all reasonable invoiced fees, out-of-pocket expenses and other amounts owed by the Borrower pursuant to the Credit Agreement, and invoiced prior to 2:00 p.m. Eastern time on July 15, 2010.

10. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11. Miscellaneous.  No amendment, modification, waiver or discharge of this Agreement or of any of the Loan Documents, or any provision hereof or thereof shall be valid or effective unless in writing and signed by the party against whom enforcement of such amendment, modification, waiver or discharge is sought and then only to the extent set forth in such writing.  This Agreement, together with the Loan Documents, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, representations, understandings and agreements, whether written or oral.  This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by one of the parties, or such party’s counsel, it being agreed that all parties and their respective counsel have mutually participated in the negotiation and preparation of this Agreement.

12. Counterparts.  This Agreement may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER

RADIO ONE, INC.

By:

Name:

Title:

Acknowledged and Agreed: GUARANTORS:

RADIO ONE LICENSES, LLC
BELL BROADCASTING COMPANY
RADIO ONE OF DETROIT, LLC
RADIO ONE OF ATLANTA, LLC
ROA LICENSES, LLC
RADIO ONE OF CHARLOTTE, LLC
CHARLOTTE BROADCASTING, LLC
RADIO ONE OF NORTH CAROLINA, LLC
RADIO ONE OF BOSTON, INC.
RADIO ONE OF BOSTON LICENSES, LLC
BLUE CHIP BROADCASTING, LTD.
BLUE CHIP BROADCASTING LICENSES, LTD.
HAWES-SAUNDERS BROADCAST PROPERTIES, INC.
RADIO ONE OF INDIANA, LLC
RADIO ONE OF TEXAS II, LLC
SATELLITE ONE, L.L.C.
NEW MABLETON BROADCASTING CORPORATION
RADIO ONE DISTRIBUTION HOLDINGS, LLC
DISTRIBUTION ONE, LLC
RADIO ONE MEDIA HOLDINGS, LLC
INTERACTIVE ONE, INC.
INTERACTIVE ONE, LLC
COMMUNITY CONNECT INC.
COMMUNITY CONNECT, LLC

By:
Name:
Title:

RADIO ONE OF INDIANA, L.P.

By Radio One, Inc., its general partner

By:       __________________
Name:
Title:

AGENT AND LENDERS:

WELLS FARGO BANK, N.A. (successor by merger to Wachovia Bank, National Association), as Agent and Lender

By:

Name:

Title:

[__________], as Lender

By:_______________________________
Name:
Title: